Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date             30-Apr-00
Payment Date             25-May-00
Prior Payment Date       25-Apr-00


A  AGGREGATE DISCOUNTED LEASE BALANCE (Discount Rate = 7.505%)
   Initial Aggregate Discounted Lease Balance                                                                       174,935,104.00

   Discounted Contract Balance, beginning                                                                           131,732,778.92
   Discounted Contract Balance, ending                                                                              126,875,966.66

B  PAST DUE LEASE PAYMENTS
   Past due balance, beginning                                                                                          608,007.29
           Past due payments received (reimbursed per this report)                                                      581,563.43
           Past dues on Non-Performing, Warranty and Adjusted Leases                                                          0.00
           Past dues on Early Terminations                                                                                    0.00
           New Net Advances (last month's current Contracts that became past due)                                       559,641.08
           Past dues on Replacement Leases                                                                                    0.00
                                                                                                                    --------------
   Past due balance, ending                                                                                             586,084.94
                                                                                                                    ==============

C  ADVANCE LEASE PAYMENTS
           Applied to Current from Prepaid                                                                                    0.00
           Advance payments on Disqualified Leases                                                                            0.00
           Received on Replacement Leases                                                                                     0.00
           Received this month                                                                                          322,597.21
                                                                                                                    --------------
   Total Advance Lease Payments Received                                                                                322,597.21
                                                                                                                    ==============

D  SUBSTITUTIONS
   Defaulted Leases and Adjusted Contracts Substitued to date, beginning                                                      0.00
           Defaulted Leases and Adjusted Contracts provided with Substitute Leases                                            0.00
                                                                                                                    --------------
   Defaulted Leases and Adjusted Contracts Substitued to date, ending                                                         0.00
                                                                                                                    ==============
   Percentage of Aggregate Discounted Lease Balance at Cut-Off Date                                                           0.00%

   Non Defaulted Leases or Adjusted Contracts Substitued to date, beginning                                                   0.00
           Non Defaulted Leases or Adjusted Contracts provided with Substitute Leases                                         0.00
                                                                                                                    --------------
   Non-Defaulted Leases or Adjusted Contracts Substitued to date, ending                                                      0.00
                                                                                                                    ==============

                                                                                                                    --------------
   Total Substitutions, ending                                                                                                0.00
                                                                                                                    ==============
   Percentage of Aggregate Discounted Lease Balance at Cut-Off Date (not to exceed 10%)                                       0.00%

E  RESERVE ACCOUNT
   Reserve Account balance, beginning                                                                                 1,749,351.04
           Required Reserve Fund Amount (min $1,749,351.04 or Aggregate Note Balance)                                 1,749,351.04
           Excess (Shortfall)                                                                                          (150,440.58)
           Deposit from (Release to) Certificateholder                                                                        0.00
                                                                                                                    --------------
   Reserve Account balance, ending                                                                                    1,598,910.46
                                                                                                                    ==============

F  AVAILABLE FUNDS (COLLECTION ACCOUNT)
           Regular monthly Lease Payments                                                                             3,993,914.10
           Reinvestment Income from Collection Account and Reserve Account                                                    0.00
           Past due payments received                                                                                   581,563.43
           Past due payments due on Early Termination (From Seller)                                                           0.00
           Proceeds from Prepayments not replaced                                                                       622,702.11
           Recoveries on Non-Performing Leases not Substituted                                                                0.00
           Servicer Advances                                                                                            586,084.94
           Casualty and Termination Payments                                                                                  0.00
           Expired Contract Proceeds                                                                                          0.00
           NSF payments prior month                                                                                           0.00
           Advance Lease Payments                                                                                       322,597.21
                                                                                                                    --------------
   Total Available Funds                                                                                              6,106,861.79
                                                                                                                    ==============

G  PAYMENTS TO THE SERVICER AND TRUSTEE
           Past due payments received, prior advance                                                                    608,007.29
           Past due payments due, current advance                                                                      (586,084.94)
           Past due payments advanced on Disqualified Leases                                                                  0.00
           Advance payments on Disqualified Leases                                                                            0.00
           Servicer Fee                                                                                                  54,888.66
           Excess Cash                                                                                                        0.00
                                                                                                                    --------------
   Total Net Payments due to (from) Servicer                                                                             76,811.01
                                                                                                                    ==============
           Back-up Servicer Fee (3.0 bp)                                                                                  3,293.32
           Indenture Trustee Fee (2 bp)                                                                                   2,195.55
                                                                                                                    --------------
   Total Payments to Trustee                                                                                              5,488.87
                                                                                                                    ==============

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date              30-Apr-00
Payment Date              25-May-00
Prior Payment Date        25-Apr-00

PAYMENTS TO NOTEHOLDERS


                                                                                                                          Percentage
                                   Beginning                                    (Regular)  (Additional)             End       of all
                    Initial        of Period      Interest       Interest      Principal     Principal        of Period        Notes
Class               Balance          Balance          Rate           Paid           Paid          Paid          Balance  Outstanding
------------------------------------------------------------------------------------------------------------------------------------
A-1           50,293,842.00     7,091,517.19        5.777%      34,139.75   4,856,812.26          0.00     2,234,704.93        1.82%
A-2           40,759,879.00    40,759,879.00        6.590%     223,839.67           0.00          0.00    40,759,879.00       33.27%
A-3           18,280,718.00    18,280,718.00        6.890%     104,961.79           0.00          0.00    18,280,718.00       14.92%
A-4           48,544,491.00    48,544,491.00        7.070%     286,007.96           0.00          0.00    48,544,491.00       39.63%
------------------------------------------------------------------------------------------------------------------------------------
Class A      157,878,930.00   114,676,605.19                   648,949.16   4,856,812.26          0.00   109,819,792.93       89.65%
------------------------------------------------------------------------------------------------------------------------------------
B              7,434,742.00     7,434,742.00        7.300%      45,228.01           0.00          0.00     7,434,742.00        6.07%
C              3,936,040.00     3,936,040.00        8.070%      26,469.87           0.00          0.00     3,936,040.00        3.21%
D              1,312,013.00     1,312,013.00       10.480%      11,458.25           0.00          0.00     1,312,013.00        1.07%
------------------------------------------------------------------------------------------------------------------------------------
Total Notes  170,561,725.00   127,359,400.19                   732,105.29   4,856,812.26          0.00   122,502,587.93      100.00%
------------------------------------------------------------------------------------------------------------------------------------
                 0.03076923


                                            Target
            (defined)                     Investor
                Class                    Principal              Class
Class      Percentage                       Amount             Floors
--------------------------------------------------------------------------------
A            86.3158%               109,513,990.95
B             5.9649%                 7,568,040.17               --
C             3.1579%                 4,006,609.62               --
D             1.0526%                 1,335,536.20               --

(Retained) Certificate Balance        4,373,378.73


Monthly Principal Amount                               4,856,812.26
Overcollateralization Balance (prior)                  4,373,378.73
Overcollateralization Balance (current)                4,373,378.73
Cumulative Loss Amount                                         0.00
Additional Principal                                           0.00


DISTRIBUTION OF FUNDS

Pursuant to Section 7.05(a) of the Sale and Servicing Agmt.

Available Funds                                       6,106,861.79
Reserve Account Draw                                          0.00
Servicing Fee Paid & Reimb. of Advances                 662,895.95
Back-up Servicer Fee Paid                                 3,293.32
Trustee Fee Paid                                          2,195.55
Note Interest Paid                                      732,105.29
Note Principal Paid                                   4,856,812.26
Reserve Account Deposit                                       0.00
Reserve Account Withdrawal                             (150,440.58)
                                                       -----------
Remainder to Certificateholder                                0.00

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date                30-Apr-00
Payment Date                25-May-00
Prior Payment Date          25-Apr-00

Delinquent Contracts

-----------------------------------------------------------------------------------------------------
Days Delinquent     Number of Leases      Agg Contract Balance     Percentage     Agg Monthly Payment
-----------------------------------------------------------------------------------------------------
Current                          538            111,013,999.93         87.50%            3,993,914.10
1-30                              94             15,324,379.25         12.08%              559,641.08
31-60                             16                512,048.47          0.40%               24,795.94
61-90                              2                 22,025.04          0.02%                1,466.67
91-120                             1                  3,513.97          0.00%                  181.25

Total                            651            126,875,966.66        100.00%            4,579,999.04


** Minor differences attributable to rounding.

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date              30-Apr-00
Payment Date              25-May-00
Prior Payment Date        25-Apr-00

Prepayed Contracts

--------------------------------------------------------------------------------
Lease Number                 Lessee                              ADLB
--------------------------------------------------------------------------------
3523                  Baxter Healthcare Corporation           242,050.83
3480                  Duke City Video, Inc.                   365,579.91
3999                  Duke City Video, Inc.                    15,071.37

Total                                                       $ 622,702.11
                                                            ============
Total number of contracts                                           3.00
                                                            ------------

Defaulted Contracts

------------------------------------------------------------------------------------------------------
Lease Number                    Lessee                   ADLB            Recoveries           Net Loss
------------------------------------------------------------------------------------------------------
006080.N10             Arthur Anderson, LLP            13,716.82          1,842.00           11,874.82
006080.N13-01          Arthur Anderson, LLP            18,306.16          1,708.52           16,597.64
006080.N13-03          Arthur Anderson, LLP            18,306.16          1,708.52           16,597.64
006080.N13-04          Arthur Anderson, LLP            18,306.16          1,708.52           16,597.64
006742.N1-04           Fedders Corp.                   16,237.86          1,406.70           14,831.16
                                                     -------------------------------------------------
Total                                                $ 84,873.16        $ 8,374.26         $ 76,498.90
                                                     =================================================
Total number of contracts                                  5.00
                                                     ----------